                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
                             President and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, President and a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James
L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

     MetLife of CT Separate Account Eleven for Variable Annuities
     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II), Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier

     Advisers Annuity (Class I), Premier Advisers Annuity (Class II), MetLife Access Annuity and MetLife Access Select Annuity, Vintage Annuity, Protected Equity Portfolio Annuity, Index Annuity, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II), Universal Annuity, Universal Select Annuity, Universal Annuity Advantage, MetLife Retirement Account Annuity, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II), Vintage II Annuity and Vintage II Annuity (Series II), Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity, PrimElite Annuity and PrimElite II Annuity, Gold Track Annuity and Gold Track Select Annuity, Marquis Portfolios, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife, MetLife Variable Survivorship Life, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2, MetLife Variable Life, MetLife Variable Survivorship Life II, MetLife Variable Life Accumulator- Series III, Vintage Life, and Portfolio Architect Life.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of July, 2008.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Mullaney, a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

     MetLife of CT Separate Account Eleven for Variable Annuities
     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II), Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II), MetLife Access

     Annuity and MetLife Access Select Annuity, Vintage Annuity, Protected Equity Portfolio Annuity, Index Annuity, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II), Universal Annuity, Universal Select Annuity, Universal Annuity Advantage, MetLife Retirement Account Annuity, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II), Vintage II Annuity and Vintage II Annuity (Series II), Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity, PrimElite Annuity and PrimElite II Annuity, Gold Track Annuity and Gold Track Select Annuity, Marquis Portfolios, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife, MetLife Variable Survivorship Life, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2, MetLife Variable Life, MetLife Variable Survivorship Life II, MetLife Variable Life Accumulator- Series III, Vintage Life, and Portfolio Architect Life.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2008.


                                        /s/ William J. Mullaney
                                        ----------------------------------------
                                        William J. Mullaney

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

     MetLife of CT Separate Account Eleven for Variable Annuities
     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II), Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II), MetLife Access

     Annuity and MetLife Access Select Annuity, Vintage Annuity, Protected Equity Portfolio Annuity, Index Annuity, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II), Universal Annuity, Universal Select Annuity, Universal Annuity Advantage, MetLife Retirement Account Annuity, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II), Vintage II Annuity and Vintage II Annuity (Series II), Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity, PrimElite Annuity and PrimElite II Annuity, Gold Track Annuity and Gold Track Select Annuity, Marquis Portfolios, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife, MetLife Variable Survivorship Life, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2, MetLife Variable Life, MetLife Variable Survivorship Life II, MetLife Variable Life Accumulator- Series III, Vintage Life, and Portfolio Architect Life.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2008.


                                        /s/ Lisa M. Weber
                                        ----------------------------------------
                                        Lisa M. Weber

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

     MetLife of CT Separate Account Eleven for Variable Annuities
     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II), Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier

     Advisers Annuity (Class I), Premier Advisers Annuity (Class II), MetLife Access Annuity and MetLife Access Select Annuity, Vintage Annuity, Protected Equity Portfolio Annuity, Index Annuity, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II), Universal Annuity, Universal Select Annuity, Universal Annuity Advantage, MetLife Retirement Account Annuity, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II), Vintage II Annuity and Vintage II Annuity (Series II), Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity, PrimElite Annuity and PrimElite II Annuity, Gold Track Annuity and Gold Track Select Annuity, Marquis Portfolios, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife, MetLife Variable Survivorship Life, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2, MetLife Variable Life, MetLife Variable Survivorship Life II, MetLife Variable Life Accumulator- Series III, Vintage Life, and Portfolio Architect Life.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2008.


                                        /s/ Stanley J. Talbi
                                        ----------------------------------------
                                        Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

     MetLife of CT Separate Account Eleven for Variable Annuities
     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II), Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier

     Advisers Annuity (Class I), Premier Advisers Annuity (Class II), MetLife Access Annuity and MetLife Access Select Annuity, Vintage Annuity, Protected Equity Portfolio Annuity, Index Annuity, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II), Universal Annuity, Universal Select Annuity, Universal Annuity Advantage, MetLife Retirement Account Annuity, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II), Vintage II Annuity and Vintage II Annuity (Series II), Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity, PrimElite Annuity and PrimElite II Annuity, Gold Track Annuity and Gold Track Select Annuity, Marquis Portfolios, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife, MetLife Variable Survivorship Life, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2, MetLife Variable Life, MetLife Variable Survivorship Life II, MetLife Variable Life Accumulator- Series III, Vintage Life, and Portfolio Architect Life.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 2008.


                                        /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                        Joseph J. Prochaska, Jr.